ING USA Annuity and Life Insurance Company
and its Separate Account B
ING Focus Variable Annuity Contracts
Supplement dated February 15, 2008 to the Contract Prospectus, dated April 30, 2007, as amended

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus. Please read it carefully and keep it with your current Contract Prospectus for future reference.

1.       Effective January 31, 2008, ING FMRSM Large Cap Growth Portfolio changed its name to ING Van Kampen
          Large Cap Growth Portfolio. Accordingly, effective January 31, 2008, all references to ING FMRSM Large Cap
          Growth Portfolio in the Contract Prospectus are deleted and replaced with ING Van Kampen Large Cap Growth
          Portfolio.

2.	The information for ING FMRSM Large Cap Growth Portfolio appearing in the Contract Prospectus under Appendix B – The Funds is hereby deleted and replaced with the following:

Fund Name	Investment Adviser/Subadviser	Investment Objective(s)
ING Investors Trust – ING Van Kampen Large Cap Growth Portfolio (formerly ING FMRSM Large Cap Growth Portfolio)	Directed Services LLC Subadviser: Morgan Stanley Investment Management, Inc (d/b/a Van Kampen)	Seeks growth of capital over the long term. The Portfolio’s investment objective is not fundamental and may be changed without a shareholder vote.

3.	On December 5, 2007, the Boards of Directors of ING Partners, Inc. and ING Investors Trust approved a proposal to reorganize certain Portfolios into the following respective “Surviving Portfolios.” Subject to approval by each Portfolio’s shareholders, after the close of business on April 25, 2008, the following
Disappearing Portfolios will reorganize into and become part of the following Surviving Portfolios:

Disappearing Portfolio	Surviving Portfolio
ING JPMorgan International Portfolio	ING Templeton Foreign Equity Portfolio
ING Van Kampen Large Cap Growth Portfolio	ING Van Kampen Capital Growth Portfolio

Accordingly, effective after the close of business on April 25, 2008, investments in the Disappearing Portfolios will automatically become investments in the Surviving Portfolios, as follows:

  S Class of the ING Templeton Foreign Equity Portfolio will automatically be added to your contract, and all existing account balances invested in the ING JPMorgan International Portfolio (S Class) will automatically become investments in the ING Templeton Foreign Equity Portfolio (S Class).
  Class S of the ING Van Kampen Capital Growth Portfolio will automatically be added to your contract, and all existing account balances invested in the ING Van Kampen Large Cap Growth Portfolio (Class S)
  will automatically become investments in the ING Van Kampen Capital Growth Portfolio (Class S).

As a result of the reorganizations, effective April 28, 2008, all references to the Disappearing Portfolios in the
Contract Prospectus are hereby deleted.

X.90516-07B	1 of 2	February 2008

Unless you provide us with alternative allocation instructions, all future allocations directed to the Disappearing
Portfolios after the date of the reorganizations will be automatically allocated to the Surviving Portfolios. You may give us alternative allocation instructions at any time by contacting our Customer Service Center through:

Customer Service Center
P.O. Box 9271
Des Moines, Iowa 50306-9271

1-800-366-0066

See also the Transfers Among Your Investments section of your Contract Prospectus for further information about making fund allocation changes.

4.	The minimum and maximum Total Annual Fund Operating Expenses shown in the Contract Prospectus will not change as a result of the reorganizations. Therefore, there is no change to the hypothetical examples shown in the Contract Prospectus.

X.90516-07B	2 of 2	February 2008